EXHIBIT 10.5

NEGATIVE PLEDGE

THIS AGREEMENT dated as of the 17th day of July, 2007.

FROM:

The entities listed on the signature page hereto

(hereinafter, individually and collectively, called the "Covenantor")

OF THE FIRST PART

T O :

DUTCHESS PRIVATE EQUITIES FUND LTD.

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS pursuant to one or more promissory notes, warrants and other agreements and instruments (collectively, the “Credit Facilities”) between the undersigned and the Lender, the Lender has agreed to make certain loans and other financial accommodations to the undersigned, upon the terms and conditions set forth therein (the "Finance Documents");

AND WHEREAS it is a condition of the establishment of the Credit Facilities by the Lender that each Covenantor enter into this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each Covenantor), each Covenantor represents, covenants and agrees in favour of the Lender as follows:

1.

Except for Permitted Liens under that certain Amended and Restated Security Ageement among each Covenantor and the Lender, each Covenantor hereby covenants and agrees to and in favor of the Lender that it will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any property which it may hereafter acquire and that immediately upon acquiring any such property, it shall notify the Lender in writing of such acquisition and shall grant to and in favor of the Lender any lien, charge, security interest, hypothec, mortgage or encumbrance which the Lender may request.

2.

This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of each Covenantor.

IN WITNESS WHEREOF each Covenantor has executed this Agreement as of the 17th day of July, 2007.

SIENA TECHNOLOGIES, INC.

By: /s/ Anthony A. DeLise

        Anthony A. DeLise

        Interim President and Interim CEO

KELLEY COMMUNICATION COMPANY, INC.

By: /s/ James Michael Kelley

       James Michael Kelley

       President